Newbuilding Agreement	6 Months Ended
Jun. 30, 2013
Newbuilding Agreement
11.	Newbuilding Agreement

On April 8, 2013, the Company entered into an agreement with STX Offshore & Shipbuilding Co., Ltd (or STX) of South Korea to construct four, fuel-efficient 113,000 dead-weight tonne Long Range 2 (or LR2) product tanker newbuildings plus options to order up to an additional 12 vessels. The payment of the Company’s first shipyard installment was contingent on the Company receiving acceptable refund guarantees for the shipyard installment payments. In late-May 2013, STX commenced a voluntary financial restructuring with its lenders and as a result, STX’s refund guarantee applications were temporarily suspended. The Company has not yet received any refund guarantees as at June 30, 2013. The first installment payment required under the newbuilding agreement is equal to 10% of the contract price in respect of the initial four vessels and is due and payable within five business days after refund guarantees are received. The Company intends to finance the installment payments for the four newbuilding vessels with its existing liquidity and expects to secure long-term debt financing for the vessels prior to their scheduled deliveries in late-2015 and early-2016. According to the existing newbuilding agreement, payments required as at June 30, 2013 were $17.0 million (remainder of 2013), $8.5 million (2014), $89.0 million (2015) and $63.5 million (2016). As at June 30, 2013, the Company has not made any installment payments to STX for the four newbuilding LR2 vessels and, prior to receiving the refund guarantees, the Company has the ability to cancel the newbuilding orders at its discretion.